Exhibit 31.4

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Christian Vasquez, certify that:

1.
I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of BioAtla, Inc.; and
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Christian Vasquez
Christian Vasquez Chief Financial Officer (Principal Financial and Accounting Officer)

Date: April 29, 2026